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                                                                    Exhibit 23.2
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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use in the Prospectus constituting part of this Registration Statement of Gaiam, Inc., on Form S-4, of our report, which is dated May 24, 2000, on the financial statements of Real Goods Trading Corporation as of and for the year ended March 31, 2000. We also consent to the reference to our Firm under the heading "Experts" in the Prospectus.

/s/ Moss Adams LLP

Santa Rosa, California
November 21, 2000